                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  By:   /s/ Stephen P. Fisher
                                        ---------------------
                                        Stephen P. Fisher
                                        President and
                                        Principal Executive Officer

                                  Date: March 5, 2010

                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                     By:  /s/ Jack R. Benintende
                                          ----------------------
                                          Jack R. Benintende
                                          Treasurer and Principal Financial and
                                          Accounting Officer

                                    Date: March 5, 2010